Exhibit 99.1
Premier Provider of Electronic Distribution for the Prepaid and Stored Value Markets For additional information: David K. Waldman Lippert/Heilshorn & Associates (212) 838-3777 dwaldman@lhai.com OTCBB: DWVS October 2005

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation reform Act of 1995. The Company's representatives may also make forward-looking statements orally from time to time in this presentation. Examples of forward-looking statements in this presentation include statements about the projected growth of the market for prepaid products and services, the Company's ability to further penetrate the U.S. market, the projection regarding the anticipated number of transaction processed by the Company during its 2006 fiscal year, the ability of the Company to acquire profitable companies and effect successful vertical integration of services, the target mix of the Company's business and the target transaction volume, revenue, net income and EBITDA for the Company. Generally, words such as "expect" "believe", "anticipate", "may", "will", "plan", "intend", "estimate", "could", and other similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the Company's future plans, strategies, projections and predictions. They should not be construed in any manner as guaranteeing that such results will in fact occur. They are subject to risks and uncertainties that could cause the actual results to differ from those set froth in the forward-looking statements. Such risk factors include, among others, future demand for the prepaid products and specifically Company's products and brand, the Company's ability to attract new clients and retain existing clients, competition from other businesses providing similar products, the Company's ability to maintain profitability and control expenses, and the Company's ability to successfully execute its business strategy including successful completion and integration of acquisitions which complement and expand the Company's business capabilities. These and other risks and uncertainties are discussed in more detail in the Company's periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, which are available at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Investment Highlights Dominant market share in Canada and expanding U.S. penetration within the prepaid and stored value markets Leveraging established position in the prepaid long-distance and wireless markets to gain share within the emerging stored value and macro/micro payment markets Customer loyalty and incentive programs driving significant industry growth History of strong organic growth, sustained profitability and improving cash flow Scaleable business model with strategy to achieve revenue of $100M within 3 years through accretive acquisitions and organic growth

What is Prepaid/Stored Value? Prepaid and stored value cards are a substitute for cash, gift certificates and check payments Monetary value is added to the stored value account before the card is used Value is funded by either the cardholder or by the card program operator Prepaid market encompasses: Prepaid telephony Long distance Wireless & Mobile Virtual Network Operator (MVNO) Cash cards Payroll cards Debit cards Macro/micro payment solutions Third party gift card Loyalty/incentive programs Prepaid market historically prone to inventory risk and shrinkage Prepaid market rapidly evolving to point-of-sale activation technology

Prepaid/Stored Value Market Telephony: The North American prepaid wireless market totaled $4.5 billion in 2004 and is projected to reach over $8.7 billion in 20111 Cash Cards: The number of prepaid debit cards in the U.S. will surge from 6.2 million cards issued in 2002 to almost 40 million cards by 20072 13% of U.S. households are considered unbanked2 (no bank account) More than 26% of U.S. employees who do not have bank accounts will be paid with payroll cards by 20063 Macro/Micro Payment Solutions: Third party gift cards facilitated over $42 billion in consumer spending in 20044 The incentive industry is estimated to be a $30 billion market and growing5 Frost & Sullivan - April 2005 Pelorus Group - June 2003 Celent Communications - Feb 2003 ePaynews - May 2005 ValueLink - July 2004

Why DataWave? Innovator and developer of secure prepaid and stored value telephony, financial, and macro/micro payment solutions State-of-the art proprietary technologies, including point-of-sale activation (POSA) devices, for the retail and service sectors Resolves issues associated with inventory risk and shrinkage 3 offices and 89 employees across North America Established retail presence Serving more than 10,000 locations throughout Canada, the U.S. and Mexico Processed more than 15 million transactions for the trailing 12 months - an increase of more than 70% over the prior year Projected to process over 19 million transactions in fiscal year 2006 Premier partners in Canada and the U.S. Telecommunications companies Financial institutions Retailers

DataWave System


DATAWAVE
PROPRIETARY GATEWAY

FINANCIAL NETWORKS

MasterCard ■ Cirrus ■ Maestro ■ Visa ■ Interac ■ ABN AMRO ■ Moneris ■ Cu-Connect ■ Prepaid Solutions

MICROPAYMENT SOLUTIONS

Napster ■ Puretracks ■ Atkins ■ MyBarCodeCard ■ Blackhawk ■ PhotoChannel Networks ■ Zictor

WIRELESS NETWORKS

Aliant ■ ALLTEL ■ Bell Mobility ■ Bold Street ■ Boost Mobile ■ Cingular ■ Fatport ■ Fido ■ MTS ■ Rogers Wireless ■ SaskTel Mobility ■ Smartco Mobile ■ Solo Mobile ■ T-Bay Tel ■ Telus Mobility ■ T-Mobile ■ Tracfone ■ Verizon Wireless ■ Virgin Mobile ■ Ztar

LONG DISTANCE NETWORKS

AT&T ■ Bell ■ Canquest ■ Cleartel ■ Goldline ■ IDT ■ Phonetime ■ TCI

7

Accelerating Transaction Volume 1997 1998 1999 2000 2001 2002 2003 2004 2005 Transactions 0.4 0.9 1 0.9 0.8 1.4 2.4 6.9 11.8 1997 1998 1999 2000 2001 2002 2003 2004 2005 Transactions - in units (000,000) 0.4 0.9 1.0 0.9 0.8 1.4 2.4 6.9 11.8 Canadian POSA Deployment 90% of transaction volume is in Canada, with substantial opportunity to expand into the U.S.

Transaction-Enabling Partners ABNA AMRO Jointly developed a prepaid credit card program for the U.S. with DataWave Prepaid Solutions Jointly offers cash card programs in the U.S. with DataWave Moneris Solutions The largest credit/debit card processor in Canada. Provides international transaction processing for DataWave card programs Cu-Connect Provides online electronic funds transaction services for DataWave, including access to Interac and other POS networks

Expanding Distribution Channels Retail Chains Mac's (Couche-Tard) 7-Eleven HDS Shoppers Drug Mart Wal-Mart Airports 26 International airports, including: Philadelphia Hartsfield Atlanta Houston San Francisco Pittsburgh Theme Parks Disney World Disneyland Universal Studios Major Hotel Chains Hilton Hyatt Embassy Suites Marriott Waldorf Astoria Outrigger Crowne Plaza Major Casinos Circus Circus Stratosphere Tropicana Bally's Paris Caesars Palace Monte Carlo Sahara Flamingo Financial Money Mart Canada Dollar Financial Group/Money Mart U.S. ABN AMRO Gas Stations Shell Oil Petro-Canada Husky-Mohawk Other New Jersey Transit Orange County Convention Center Below are some of the locations in which DataWave can currently be found

Migrating Product Mix to Capture High Growth Opportunities Wireless Long Distance Cash Card Macro/Micro Payment Solutions East 93 22 2 1 Wireless Long Distance Cash Card Micropayment Solutions East 41 9 40 10

Growth Strategy Rapidly penetrate U.S. market with established product portfolio by adding new multi-site/chain stores partners Introduce new prepaid and stored value products through existing sales channels Macro/micro payment solutions Loyalty programs Private-label prepaid mobile phones (MVNO program) Keep pace with evolving consumer preferences in the prepaid long distance and prepaid wireless markets Maintain technology advantage as early adopter of innovative products and delivery methods Strategic acquisitions to augment organic growth and accelerate U.S. expansion

'Mobile Virtual Network Operator' (MVNO) Entering strategic relationships with traditional mobile operators to buy wireless airtime Partnering with handset manufacturers to bundle prepaid airtime with handsets Reselling handsets under private label to retailers "By 2007, almost all new wireless subscribers will be prepaid. U.S. carriers have effectively tapped out the prime credit subscriber segment. From 2007 onwards, the postpaid base will remain relatively stable with almost all new subscriber additions coming from prepaid." - The Yankee Group

Emerging Growth Opportunity - Financial Card Type Visa MasterCard Cirrus/MasterCard Debit/Interac Gift Cards - Proprietary Gift Cards - 3rd Party Program Dollar Financial Group U.S. ABN AMRO IFT Payroll Dollar Financial Group Canada POSA Hybrid POSA Retail Cash cards are growing rapidly for such uses as payroll distribution, corporate spending accounts, teen payments and unbanked solutions

Emerging Growth Opportunity - Micropayment Solutions Music Bonfire Puretracks Napster Gift Cards Blackhawk Other MyBarCode Atkins PhotoChannel Zictor Micropayment Solutions enable online businesses and other service providers to enhance distribution through retail channels

Opportunity to Scale in U.S. Market Top 3 prepaid solution companies control small percentage of overall U.S. market Multitude of sub-$100 million prepaid card companies Easy entry but significant challenges to scale Consolidating industry IDT InComm PRE Solutions DataWave Hundreds of sub-$100 million prepaid solution providers

Acquisition Criteria Expand geographic presence and prepaid product offering within the U.S. market and Canada Vertically integrate services for margin enhancement Enhance technology platform Acquire profitable companies for 2 - 5x operating cash flow with potential operating synergies and ability to drive margin improvement Utilize appropriate levels of debt to minimize dilution

Experienced Management Team Josh Emanuel, Chairman & CEO More than 35 years executive experience managing and leading companies in diverse industries CEO of Datawave since 1999 President of Interurbain Communications until DataWave acquired it in 1997 John Gunn, General Manager, CFO More than 20 years experience in senior positions in operations and finance David Knox, Chief Operating Officer Over 15 years developing and deploying voice, data and EFT networks David Linton, VP Sales and Marketing, Canada 10 years industry experience and extensive background in sales & marketing Bill Turner - VP Business Development, Corporate 18+ years experience in marketing and new business development for national companies Larry Wetzel - Vice President: Sales, US Extensive experience at AT&T in consumer sales and business services

Financial Highlights: Fiscal 2005 Total revenue for FY 2005 increased 35% to $24.3 million 53% increase in Q1 F2006 revenue over the prior year Fourth consecutive year of profitability FY 2005 net income more than doubled over the same period last year, excluding non-recurring costs related to cancelled merger More than $4.5 million of cash and cash equivalents at YE F2005 Approx. $600K of long-term debt at YE F2005

Continued Revenue Growth 25.6 M 18.1 M 75.0 M 18.0 M 117.8 M 24.3 M Revenue Transaction Volume (in $US)

Target Business Model Goal to achieve revenue of $100M within 3 years Target organic CAGR of 20%† over the next 3 years plus strategic acquisitions FY 2004* FY 2005* TARGET Transaction Vol. $75.0 $117.7 $500.0 Revenue 18.0 24.3 100.0 EBITDA** 7.8% 10.1%*** 14.0% Net Income 2.7% 2.7% 9.0% † Based on conservative comparison to IDT, which has grown at a CAGR of approx 25% over the past 5 years and a study by the Federal Reserve Bank of NY forecasting stored value market growth of 20% per year *Fiscal Years Ended March 31, 2004 & 2005 ** Non-GAAP measure defined as Earnings before Interest Tax Depreciation and Amortization *** Excludes non-recurring costs related to the cancelled merger ($ in millions)

Investment Highlights Dominant market share in Canada and expanding U.S. penetration within the prepaid and stored value markets Leveraging established position in the prepaid long-distance and wireless markets to gain share within the emerging stored value and macro/micro payment markets Customer loyalty and incentive programs driving significant industry growth History of strong organic growth, sustained profitability and improving cash flow Scaleable business model with strategy to achieve revenue of $100M within 3 years through accretive acquisitions and organic growth

Premier Provider of Electronic Distribution for the Prepaid and Stored Value Markets For additional information: David K. Waldman Lippert/Heilshorn & Associates (212) 838-3777 dwaldman@lhai.com OTCBB: DWVS October 2005

Appendix: Current Telecom Products AT&T Bell Canquest Cleartel Goldline IDT Phonetime TCI Long Distance Wireless Aliant Alltel Bell Bold Street Cingular Fatport Fido MTS Rogers SaskTel Smartco Mobile TBay Tel Telus T-Mobile Tracfone Verizon Virgin Ztar Mobile

Schedule for non-GAAP Financial Measures
As a supplement to the Company’s consolidated financial statements presented on a GAAP basis, the Company provides the additional non-GAAP measure of EBITDA, which is earnings before interest expense, taxes, depreciation and amortization. A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Company’s EBITDA is reconciled with its Net Income for the fiscal years ended March 31, 2005 and 2004 as follows:

	FY2005		FY2004
Revenues (GAAP)	$24,327,013	100.0%	$18,043,679	100.0%

Net Income (GAAP)	$663,447	2.7%	$494,436	2.7%
Add:
Interest Expense (in other income)	17,469	0.1%	9,443	0.1%
Income taxes	—	0.0%	79,000	0.4%
Depreciation and amortization	1,142,474	4.7%	835,035	4.6%

EBITDA	1,823,390	7.5%	1,417,914	7.8%

Merger costs	658,652	2.7%	—	0.0%

EBITDA excluding merger costs	$2,482,042	10.2%	$1,417,914	7.8%

Management uses EBITDA internally to evaluate its operating performance and for planning and forecasting of the Company’s future periods. EBITDA is not a generally accepted earnings measure and should not be considered as an alternative to net income or cash flows as determined in accordance with GAAP. As there is no standardized method of calculating EBITDA, the Company’s use of the term may not be comparable with similarly titled measures used by other companies. In addition, we have presented merger costs as a separate item because these costs are expected to be non-recurring.